UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2016

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road
Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

281-776-7000
(Registrant’s telephone number,

 including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 24, 2016, Tailored Brands, Inc. (the “Company”) sent a notice required by Rule 104 of Regulation BTR to its directors and executive officers informing them of a blackout period beginning on November 22, 2016 and ending during the week of December 11, 2016 (the “Blackout Period”).  The Blackout Period is being imposed in connection with the change of recordkeeper and custodian of The Men’s Wearhouse, Inc. 401(k) Savings Plan (the “Plan”).

The Company received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on October 24, 2016, which indicated that Plan participants will not be able to direct or diversify investments in their individual accounts or obtain a loan or distribution during the Blackout Period.

A copy of the notice transmitted to the directors and executive officers of the Company is filed herewith as Exhibit 99.1 and incorporated by reference into this Item.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is included in this Form 8-K:

Exhibit
Number	Description

99.1	Notice to Directors and Executive Officers dated October 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      October 27, 2016

TAILORED BRANDS, INC.

By:	/s/ Brian T. Vaclavik
Brian T. Vaclavik
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Notice to Directors and Executive Officers dated October 24, 2016.